Exhibit 5.1

June 1, 2012

The Navigators Group

6 International Drive

Rye Brook, New York 10573

Ladies and Gentlemen:

You have requested our opinion, as counsel for The Navigators Group, Inc., a Delaware corporation (the “Company”), in connection with the preparation and filing with the United States Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”), of a Registration Statement on Form S-3 (the “Registration Statement”) relating to up to $500,000,000 initial aggregate offering price of the following securities of the Company pursuant to the Registration Statement to which this opinion is being filed as Exhibit 5.1: (i) unsecured senior debt securities (the “Senior Debt Securities”); (ii) unsecured subordinated debt securities (the “Subordinated Debt Securities” and, together with the Senior Debt Securities, the “Debt Securities”); (iii) shares of common stock, par value $0.10 per share (the “Common Stock”); (iv) shares of preferred stock, par value of $0.10 per share (the “Preferred Stock”); (v) depositary shares (the “Depositary Shares”) in the form of fractional interests in Debt Securities or fractional shares of the Common Stock or Preferred Stock in each case evidenced by depositary receipts (the “Receipts”); (vi) warrants for the purchase of Debt Securities, Preferred Stock or Common Stock or units of two or more of these types of securities (the “Warrants”); (vii) contracts for the purchase and sale of Common Stock, Preferred Stock or other property (the “Stock Purchase Contracts”); and (viii) stock purchase units, consisting of a Stock Purchase Contract and any combination of Debt Securities, Common Stock, Preferred Stock, other Stock Purchase Contracts, Depositary Shares, preferred securities or debt obligations of third parties, including United States Treasury Securities (the “Stock Purchase Units” and together with the Debt Securities, the Common Stock, the Preferred Stock, the Depositary Shares, the Receipts, the Warrants, the Stock Purchase Contracts and the Stock Purchase Units, the “Offered Securities”). The Offered Securities will be issued from time to time pursuant to the provisions of Rule 415 under the Securities Act.

The Senior Debt Securities may be issued in one or more series pursuant to the Senior Indenture, dated as of April 17, 2006, between the Company and The Bank of New York Mellon, as trustee (successor to JPMorgan Chase Bank, N.A.), a form of which is incorporated by reference in the Registration Statement (as amended or supplemented, the “Senior Indenture”). The Subordinated Debt Securities may be issued in one or more series pursuant to the Subordinated Indenture, to be entered into between the Company and The Bank of New York Mellon, as trustee, a form of which is incorporated by reference as an exhibit to the Registration Statement (as amended or supplemented, the “Subordinated Indenture” and, together with the Senior Indenture, the “Indentures”). The Depositary Shares evidenced by Receipts may be issued pursuant to a Deposit Agreement (the “Deposit Agreement”) between the Company and a depositary, which will be filed as an exhibit to the Registration Statement when such Depositary Shares are issued. The Warrants may be issued pursuant to Warrant Agreements to be entered into by the Company and a bank or trust company as Warrant Agent (each a “Warrant Agreement”), a

June 1, 2012

form of which will be filed as an exhibit to the Registration Statement when such Warrants are issued. The Stock Purchase Contracts and the Stock Purchase Units may be issued pursuant to a Stock Purchase Contract Agreement to be entered into between the Company and a bank or trust company as Purchase Contract Agent and a Pledge Agreement to be entered into between the Company, a Purchase Contract Agent and a bank or trust company as Collateral Agent, Custodial Agent and Securities Intermediary, each of which will be filed as an exhibit to the Registration Statement when such Stock Purchase Contracts or Stock Purchase Units are issued.

We have examined such corporate records, certificates and other documents as we have considered necessary for the purposes hereof. In such examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to the original documents of all documents submitted to us as copies and the authenticity of the originals of such latter documents. We have also assumed that the books and records of the Company are maintained in accordance with proper corporate procedures. As to any facts material to our opinions, we have, when relevant facts were not independently established, relied upon the aforesaid records, certificates and documents.

In rendering our opinion, we have examined, among other things, originals, certified copies or copies otherwise identified to our satisfaction as being copies of originals, of (i) the Registration Statement; (ii) the Restated Certificate of Incorporation of the Company, including any amendments thereto and Bylaws of the Company; (iii) the form of the Senior Indenture, which is being incorporated by reference as Exhibit 4.1 to the Registration Statement; (iv) the form of Subordinated Indenture, which is being incorporated by reference as Exhibit 4.2 to the Registration Statement; and (v) records of proceedings of the Company’s Board of Directors, including committees thereof, with respect to the filing of the Registration Statement. We have further reviewed such other documents, records, certificates of public officials and questions of law as we deemed necessary or appropriate for the purpose of this opinion. In rendering this opinion, we have relied, to the extent we deem such reliance appropriate, on certificates of officers of the Company as to factual matters. We have assumed the authenticity of all documents submitted to us as originals and the conformity to authentic original documents of all documents submitted to us as certified, conformed or reproduction copies. We have further assumed that the Offered Securities will be substantially issued as described in the Registration Statement and there will be no changes in applicable law between the date of this opinion and the date of any offering of Offered Securities under the Registration Statement.

Based upon the foregoing, and subject to the limitations, qualifications and assumptions contained herein, we are of the opinion that:

1. The execution and delivery of the Indentures have been duly authorized by the Company. Assuming that the Subordinated Indenture has been entered into, any Debt Securities and any supplemental indenture to be entered into in connection with the issuance of such Debt Securities and the terms of the offering thereof and related matters have been duly authorized, and the terms of such Debt Securities and the terms of their issuance and sale have been duly established in accordance with the applicable Indenture and the applicable supplemental indenture relating to such Debt Securities so as not to violate any applicable law or result in a default under or breach of any agreement or instrument binding upon the Company and so as to comply with any requirement or restriction imposed by any court or governmental or regulatory body having jurisdiction over the Company, when (i) the Registration Statement has become effective under the Securities Act, (ii) a supplemental indenture in respect of such Debt Securities has been duly executed and delivered and (iii) such Debt Securities (in an amount not in

June 1, 2012

excess of the amount authorized as referred to above) have been duly executed and authenticated in accordance with the applicable Indenture and the applicable supplemental indenture relating to such Debt Securities and duly issued, paid for and delivered as contemplated in the Registration Statement and any prospectus supplement relating thereto, and in accordance with any underwriting agreement and the terms of any other Offered Securities pursuant to which Debt Securities may be issued, such Debt Securities (including any Debt Securities that may be issued upon exercise, conversion, exchange or otherwise pursuant to the terms of any other Offered Securities) will constitute valid and binding obligations of the Company, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws affecting the enforcement of creditors’ rights generally and to general principles of equity (regardless of whether such principles are considered in a proceeding in equity or at law).

2. Assuming that the shares of Common Stock and the terms of the offering thereof and related matters (including, without limitation, the price and number of shares of Common Stock that may be issued upon exercise, conversion, exchange or otherwise) have been duly authorized, and the terms of their issuance and sale are such as not to violate any applicable law or result in a default under or breach of any agreement or instrument binding upon the Company and as to comply with any requirement or restriction imposed by any court or governmental or regulatory body having jurisdiction over the Company, when (i) the Registration Statement has become effective under the Securities Act and (ii) certificates for a number of shares of Common Stock no greater than the number authorized as referred to above have been duly executed, issued, paid for and delivered as contemplated in the Registration Statement and any prospectus supplement relating thereto, and in accordance with any underwriting agreement and the terms of any other Offered Securities pursuant to which shares of Common Stock may be issued, such shares of Common Stock (including any shares of Common Stock that may be issued upon exercise, conversion, exchange or otherwise pursuant to the terms of any other Offered Securities) will be validly issued, fully paid and non-assessable.

3. Assuming that shares of Preferred Stock and the terms of the offering thereof and related matters have been duly authorized (including, without limitation, the price and number of shares of Preferred Stock that may be issued upon exercise, conversion, exchange or otherwise), and their terms and the terms of their issuance and sale are such as not to violate any applicable law or result in a default under or breach of any agreement or instrument binding upon the Company and as to comply with any requirement or restriction imposed by any court or governmental or regulatory body having jurisdiction over the Company, when (i) the Registration Statement has become effective under the Securities Act, (ii) Certificate of Designations to the Restated Certificate of Incorporation of the Company classifying the shares of Preferred Stock and setting forth the terms thereof have been filed with the Delaware Secretary of State and accepted for record and (iii) certificates for a number of shares of Preferred Stock no greater than the number authorized as referred to above have been duly executed, issued, paid for and delivered as contemplated in the Registration Statement and any prospectus supplement relating thereto, and in accordance with any underwriting agreement and the terms of any other Offered Securities pursuant to which shares of Preferred Stock may be issued, such shares of Preferred Stock (including any shares of Preferred Stock that may be issued upon exercise, conversion, exchange or otherwise pursuant to the terms of any other Offered Securities) will be validly issued, fully paid and nonassessable.

4. Assuming that Receipts and Depositary Shares and the terms of the offering thereof and related matters have been duly authorized (including, without limitation, the price and number of shares of the Depositary Shares that may be issued upon exercise, conversion, exchange or otherwise), and the terms of such Depositary Shares and the terms of their issuance and sale have been duly established in conformity

June 1, 2012

with the Deposit Agreement relating to such Depositary Shares and are such as not to violate any applicable law or result in a default under or breach of any agreement or instrument binding upon the Company and as to comply with any requirement or restriction imposed by any court or governmental or regulatory body having jurisdiction over the Company, when (i) the Registration Statement has become effective under the Securities Act, (ii) the respective Deposit Agreement has been duly authorized, executed and delivered, (iii)(a) the Debt Securities relating to such Depositary Shares have been duly and properly authorized for issuance as contemplated in paragraph 1 above or (b) the shares of Common Stock or of Preferred Stock, as the case may be, relating to such Depositary Shares have been duly and properly authorized for issuance (including, without limitation, the price and number of shares of the Depositary Shares that may be issued upon exercise, conversion, exchange or otherwise), and are fully paid and non-assessable as contemplated in paragraph 2 or 3 above, respectively, (iv) such Common Stock or Preferred Stock or the Debt Securities have been duly issued in numbers or amounts not in excess of the numbers and amount authorized as described above and paid for in the manner contemplated in the Registration Statement and any prospectus supplement relating thereto and in accordance with any underwriting agreement and the terms of any Offered Securities pursuant to which the Debt Securities or shares of Common Stock or Preferred Stock, as the case may be, may be issued and (v) the Receipts evidencing such Depositary Shares are duly issued against the deposit of such Common Stock or Preferred Stock or the Debt Securities as contemplated in the Registration Statement and any prospectus supplement relating thereto, and in accordance with the Deposit Agreement, any underwriting agreement and the terms of any Offered Securities relating to such issuance, such Receipts evidencing the Depositary Shares (including any Depositary Shares that may be issued upon exercise, conversion, exchange or otherwise pursuant to the terms of any other Offered Securities) will be validly issued and will entitle the holders thereof to the rights specified therein and in the Deposit Agreement.

5. Assuming that the Warrants and the terms of the offering thereof and related matters have been duly authorized, and their terms and the terms of their issuance and sale are such as not to violate any applicable law or result in a default under or breach of any agreement or instrument binding upon the Company and as to comply with any requirement or restriction imposed by any court or governmental or regulatory body having jurisdiction over the Company, when (i) the Registration Statement has become effective under the Securities Act, (ii) the Warrant Agreement or Agreements relating to the Warrants have been validly executed and delivered by the Company and the Warrant Agent appointed by the Company, (iii)(a) the Debt Securities issuable upon the exercise of the Warrants have been duly and properly authorized for issuance as contemplated in paragraph 1 above or (b) the shares of Common Stock or of Preferred Stock, as the case may be, issuable upon exercise of the Warrants have been duly and properly authorized for issuance as contemplated in paragraph 2 or 3 above, respectively, and (iv) the Warrants or certificates representing the Warrants have been duly executed, authenticated, issued, paid for and delivered as contemplated in the Registration Statement and any prospectus supplement relating thereto, and in accordance with any underwriting agreement, such Warrants will constitute valid and binding obligations of the Company, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws affecting the enforcement of creditors’ rights generally and to general principles of equity (regardless of whether such principles are considered in a proceeding in equity or at law).

6. Assuming that Stock Purchase Contracts and the terms of the offering thereof and related matters have been duly authorized, and their terms and the terms of their issuance and sale are such as not to violate any applicable law or result in a default under or breach of any agreement or instrument binding upon the Company and as to comply with any requirement or restriction imposed by any court or governmental or regulatory body having jurisdiction over the Company, when (i) the Registration

June 1, 2012

Statement has become effective under the Securities Act, (ii) any shares of Common Stock or of Preferred Stock, as the case may be, issuable upon exercise of the Stock Purchase Contracts have been duly and properly authorized for issuance as contemplated by paragraph 2 or 3 above, respectively, and (iii) the Stock Purchase Contracts have been duly executed, authenticated, issued, paid for and delivered as contemplated in the Registration Statement and any prospectus supplement relating thereto, and in accordance with any underwriting agreement, such Stock Purchase Contracts will constitute valid and binding obligations of the Company enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws affecting the enforcement of creditors’ rights generally and to general principles of equity (regardless of whether such principles are considered in a proceeding in equity or at law).

7. Assuming that Stock Purchase Units and the terms of the offering thereof and related matters have been duly authorized, and their terms and the terms of their issuance and sale are such as not to violate any applicable law or result in a default under or breach of any agreement or instrument binding upon the Company and as to comply with any requirement or restriction imposed by any court or governmental or regulatory body having jurisdiction over the Company, when (i) the Registration Statement has become effective under the Securities Act, (ii) the other Offered Securities that are a component of such Stock Purchase Units have been duly and properly authorized for issuance, (iii) in the case of Stock Purchase Units consisting at least in part of debt obligations of third parties, such debt obligations at all relevant times constitute the valid and binding obligations of the issuers thereof enforceable against the issuers thereof in accordance with their terms, (iv) the Stock Purchase Units have been duly executed, authenticated, and if required, issued, paid for and delivered as contemplated in the Registration Statement and any prospectus supplement relating thereto, and in accordance with any underwriting agreement, such Stock Purchase Units will constitute valid and binding obligations of the Company enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws affecting the enforcement of creditors’ rights generally and to general principles of equity (regardless of whether such principles are considered in a proceeding in equity or at law).

We express no opinion as to the laws of any jurisdiction other than the laws of the State of New York, the General Corporation Law of the State of Delaware (the “GCL”), the applicable provisions of the Delaware Constitution and the reported judicial decisions interpreting the Delaware Constitution and the GCL, and the federal laws of the United States of America.

We express no opinion as to the application of the securities or blue sky laws of the several states to the sale of the Offered Securities. Without limiting the generality of the foregoing, except as set forth herein, we express no opinion in connection with the matters contemplated in the Registration Statement, and no opinion may be implied or inferred, except as expressly set forth herein.

We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the reference to our Firm under the caption “Legal Opinions” in the Prospectus forming a part of the Registration Statement and in any amendments or supplements to the Registration Statement and Prospectus. In so doing, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act, or the rules and regulations of the Commission promulgated thereunder.

Sincerely,

/s/ Baker Botts L.L.P. BAKER BOTTS L.L.P.

5